Exhibit 10.3

                                              List of Investors for
                                              Subscription Agreement and Warrant



                                LIST OF INVESTORS


                                                                    Number     Number
Name of Investor                                                  of Shares  of Warrants
----------------                                                  ---------  -----------
Special Situations Fund III, L.P.                                  320,000     80,000

Special Situations Cayman Fund, L.P.                                80,000     20,000

Special Situations Private Equity Fund, L.P.                       172,000     43,000

Special Situations Technology Fund, L.P.                            32,000      8,000

Special Situations Technology Fund II, L.P.                        196,000     49,000

Goldman Sachs Asset Management, L.P.                               120,000     30,000

SEI Institutional Investments Trust Small Cap Fund                  25,000      6,250

Optimix Investment Management Limited                               19,000      4,750

SEI U.S. Small Companies Fund                                       12,000      3,000

J B  Were Global Small Companies Fund                                6,500      1,625

SEI Institutional Investments Trust, Small Cap Fund                 30,000      7,500

Seligman Global Fund Series, Inc.                                   40,000     10,000

SEI Institutional Managed Trust, Small Cap Growth Fund              70,000     17,500

Pension Plan for Management and Professional Employees of Telus
    Corporation                                                      1,500        375

Retail Employees Superannuation Trust                               13,000      3,250

TELUS Corporation Foreign Equity Active Pool                         3,500        875

Wellington Management Portfolios (Dublin) - Global Smaller
    Companies Equity Portfolio                                      20,500      5,125

J B Were Global Small Companies Pooled Fund                         50,000     12,500

Telstra Super Pty Ltd.                                               8,000      2,000

Clifford J. Kalista 401K                                            50,000     12,500

Phyllis D. Kalista 401K                                             10,000      2,500

Clifford J. Kalista and Phyllis D. Kalista JTWROS                   60,000     15,000

Lyxor/Balboa Fund, Ltd.                                            116,100     29,025

The Chelonia Fund, LP                                               13,500      3,375

The Balboa Fund, Ltd.                                               30,600      7,650

                                                                    Number     Number
Name of Investor                                                  of Shares  of Warrants
----------------                                                  ---------  -----------
The Balboa Fund, LP                                                 39,800      9,950

Jody Miller                                                         10,000      2,500

Sandor Capital Master Fund LP                                       34,000      8,500

David Cumming                                                        5,280      1,320

PRAMHOLD & Co.                                                      80,000     20,000

Banco Del Gottardo                                                  66,666     16,666

Precept Capital Master Fund, GP                                     33,333      8,333

William J. Harrison                                                 10,000      2,500

Robert S. Colman Trust u/d/t 3/13/85                                50,000     12,500

Sherleigh Associates Defined Benefits Pension Plan                 133,333     33,333

Sherleigh Associates Profit Sharing Plan                           133,333     33,333

Northwood Capital Partners, L.P.                                    75,000     18,750

Cabernet Partners, L.P.                                             50,000     12,500

Chardonnay Partners, L.P.                                           20,000      5,000

VFT Special Ventures, Ltd.                                          20,023      5,005

Insignia Partners, L.P.                                             60,000     15,000

Sean McDermott                                                       3,000        750

Anthony McDermott                                                   22,000      5,500

Richard A. Jacoby                                                   10,000      2,500

The Ecker Family Partnership                                        10,000      2,500

Amir L. Ecker                                                       25,000      6,250

Amir L. Ecker IRA_UBS Financial Services Custodian                  30,000      7,500

Dennis L. Adams                                                     50,000     12,500

SRB Greenway Capital, L.P.                                          15,186      3,796

SRB Greenway Capital, (QP), L.P.                                   108,146     27,036

SRB Greenway Offshore Operating Fund, L.P.                          10,001      2,500

SF Capital                                                         133,333     33,333

ACT Capital Partners, LP                                            50,000     12,500

Barbara Parker                                                      46,666     11,666

Brenda Mittelman                                                    10,000      2,500

Henry Mittelman Revocable Living Trust                              30,000      7,500

Gregory L. Berlacher                                                 6,700      1,675